ADVISORS DISCIPLINED TRUST 311 AND 328

                          SUPPLEMENT TO THE PROSPECTUS

     Notwithstanding anything to the contrary in the prospectus, for transactions involving unitholders of other unit investment trusts who use their redemption or termination proceeds to purchase units of the trust, the broker-dealer concession or agency commission is $11.00 per unit.

Supplement Dated:  February 10, 2009

















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